AB Cap Fund, Inc.

AB Multi-Manager Select 2050 Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.6%
Funds and Investment Trusts – 99.6%(a)
AB Discovery Growth Fund, Inc. - Class Z(b) (c)	83,935	$932,520
AB Global Bond Fund, Inc. - Class Z(c)	171,423	1,443,379
AB Global Real Estate Investment Fund II - Class I(c)	95,064	847,974
AB High Income Fund, Inc. - Class Z(c)	67,549	460,687
AB Relative Value Fund - Class Z(c)	459,574	2,187,571
AB Trust – AB Discovery Value Fund - Class Z(c)	86,878	1,232,798
AQR International Defensive Style Fund - Class R6	26,753	315,680
Boston Partners Long/Short Research Fund - Class INS	143,305	1,894,494
DFA Commodity Strategy Portfolio	122,138	523,973
Franklin Growth Fund - Class R6	14,807	1,581,149
iShares Core S&P 500 ETF	29,847	8,690,253
MFS Institutional International Equity Fund	106,878	2,523,386
MFS Value Fund - Class R5	17,239	642,659
Schwab US Dividend Equity ETF(d)	12,486	632,416
T. Rowe Price Emerging Markets Stock Fund - Class I	24,262	940,622
T. Rowe Price International Funds - International Discovery Fund - Class I	15,519	957,689
Vanguard FTSE Developed Markets ETF(d)	122,780	4,380,790
Vanguard FTSE Emerging Markets ETF	26,017	941,035
Vanguard Total Bond Market ETF	3,317	290,271

Total Investment Companies (cost $33,191,996)		31,419,346

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (c) (e) (cost $46,969)	46,969	46,969

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $33,238,965)		31,466,315

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (c) (e) (cost $195,175)	195,175	195,175

U.S. $ Value

Total Investments – 100.4% (cost $33,434,140)(f)	$31,661,490
Other assets less liabilities – (0.4)%	(128,429)

Net Assets – 100.0%	$31,533,061

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	Represents entire or partial securities out on loan.
(e)	The rate shown represents the 7-day yield as of period end.
(f)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $295,083 and gross unrealized depreciation of investments was $(2,067,733), resulting in net unrealized depreciation of $(1,772,650).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2050 Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$31,419,346	$—	$—	$31,419,346
Short-Term Investments	46,969	—	—	46,969
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	195,175	—	—	195,175

Total	$31,661,490	$—	$—	$31,661,490

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 04/30/2020 (000)	Dividend Income (000)		Realized Gains (000)
AB Discovery Growth Fund, Inc.	$1,080	$415	$466	$(56)	$(40)	$933	$67		$0
AB Discovery Value Fund	1,432	543	351	(74)	(317)	1,233	62		0
AB Global Bond Fund, Inc.	1,543	5,348	5,362	(80)	(6)	1,443	31		0
AB Global Real Estate Investment Fund II	1,056	677	665	(93)	(127)	848	83		0
AB High Income Fund, Inc.	0	451	0	0	10	461	2		0
AB Relative Value Fund	2,485	534	468	(25)	(338)	2,188	115		0
AB Unconstrained Bond Fund, Inc.	0	408	388	(19)	(1)	0	16		0
Government Money Market Portfolio	104	9,305	9,362	0	0	47	2		0
Government Money Market Portfolio**	0	1,090	895	0	0	195	0	*	0
Total	$7,700	$18,771	$17,957	$(347)	$(819)	$7,348	$378		$0

*	Amount less than $500.
**	Investments of cash collateral for securities lending transactions